CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,246,945.11	08-01-2018	02-15-2019	99800297	20 / 95		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: MEIER PROPERTIES, SERIES LLC
2221 N 3250 W
Vernal, UT 84078

Lender: American Bank of the North
Region 98
2310 NW 3rd ST
PO Box 160
Grand Rapids, MN 55744

Principal Amount: $4,246,945.11 **Date of Agreement: August 1, 2018**

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated April 9, 2015, in the original amount of $4,966,411.01; together with all Related Documents and subsequent Change in Terms related to same.

Current principal balance - $4,246,945.11

Current fixed interest rate - 5.250%

Current payments - monthly principal and interest payments in the amount of $39,317.94

Current maturity date - August 15, 2018.

DESCRIPTION OF COLLATERAL. Real properties located at 1545, 1583, 1586 and 1540 S. 1700 East Circle, Vernal, UT 84078.

DESCRIPTION OF CHANGE IN TERMS. Extend maturity date to February 15, 2019.

Increase interest rate to 7.100%.

The Default Rate has been added as follows: Upon default, including failure to pay upon final maturity, the interest rate on this loan shall be increased by 2.000 percentage points. However, in no event will the interest rate exceed the maximum rate limitations under applicable law.

Late Charge section has been revised to reflect the new MN Minimum. If my payment is more than 10 days late, I will be charged 5.000% of the regularly scheduled payment or $8.32, whichever is greater.

Changes result in a new payment schedule as restated below.

All other terms and covenants of the Promissory Note and Related Documents will remain the same.

PAYMENT. Borrower will pay this loan in 5 regular payments of $43,147.25 each and one irregular last payment estimated at $4,195,804.63. Borrower's first payment is due September 15, 2018, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on February 15, 2019, and will be for all principal and all accrued interest not yet paid.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

MATURITY NOTICE. If this is a balloon note, the loan is payable in full at the end of the balloon term. The bank is under no obligation to refinance the loan at that time.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

MEIER PROPERTIES, SERIES LLC

By: ______________________________
Annette D. Meier, Manager of MEIER PROPERTIES, SERIES LLC

LENDER:

AMERICAN BANK OF THE NORTH

X ______________________________
Authorized Signer

LaserPro, Ver. 18.2.0.037 Copr. Finastra USA Corporation 1997, 2018. All Rights Reserved. [illegible]

Tax Serial Number:
05-132-0134; 05-132-0135; 05-132-0136; 05-132-0137

RECORDATION REQUESTED BY:
American Bank of the North
Region 98
2310 NW 3rd ST
PO Box 160
Grand Rapids, MN 55744

WHEN RECORDED MAIL TO:
American Bank of the North
Loan Administration
500 Platt Ave E
Nashwauk, MN 55769

SEND TAX NOTICES TO:
MEIER PROPERTIES, SERIES LLC
2221 N 3250 W
Vernal, UT 84078

FOR RECORDER'S USE ONLY

MODIFICATION OF DEED OF TRUST

THIS MODIFICATION OF DEED OF TRUST dated August 1, 2018, is made and executed between MEIER PROPERTIES, SERIES LLC, whose address is 2221 N 3250 W, Vernal, UT 84078 ("Trustor") and American Bank of the North, whose address is Region 98, 2310 NW 3rd ST, PO Box 160, Grand Rapids, MN 55744 ("Lender").

DEED OF TRUST. Lender and Trustor have entered into a Deed of Trust dated August 23, 2010 (the "Deed of Trust") which has been recorded in Uintah County, State of Utah, as follows:

Recorded August 24, 2010, as Entry No. 2010007182 in Book 1202, Pages 224-235, in the Office of the Uintah County Recorder, Uintah County, Utah; together with all subsequent Modifications of Deeds of Trust related to same.

REAL PROPERTY DESCRIPTION. The Deed of Trust covers the following described real property located in Uintah County, State of Utah:

See Exhibit "A", which is attached to this Modification and made a part of this Modification as if fully set forth herein.

The Real Property or its address is commonly known as 1545, 1583, 1586 and 1540 S. 1700 East Circle, Vernal, UT 84078. The Real Property tax identification number is 05-132-0134; 05-132-0135; 05-132-0136; 05-132-0137.

MODIFICATION. Lender and Trustor hereby modify the Deed of Trust as follows:

Extend maturity date to February 15, 2019.

Increase interest rate to 7.100%.

The Deed of Trust now secures the indebtedness evidenced by Promissory Note dated April 9, 2015, in the original principal amount of $4,966,411.01, by reasons of refinance, together with all renewals of, extensions of, modifications of, refinancing of, consolidations of, and substitutions of, and substitutions for the Promissory Note. No additional funds are advanced and no new Deed tax is due at this time.

CONTINUING VALIDITY. Except as expressly modified above, the terms of the original Deed of Trust shall remain unchanged and in full force and effect. Consent by Lender to this Modification does not waive Lender's right to require strict performance of the Deed of Trust as changed above nor obligate Lender to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory note or other credit agreement secured by the Deed of Trust (the "Note"). It is the intention of Lender to retain as liable all parties to the Deed of Trust and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Deed of Trust does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this Modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent actions.

TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF DEED OF TRUST AND TRUSTOR AGREES TO ITS TERMS. THIS MODIFICATION OF DEED OF TRUST IS DATED AUGUST 1, 2018.

TRUSTOR:

MEIER PROPERTIES, SERIES LLC

By: Annette D. Meier
Annette D. Meier, Manager of MEIER PROPERTIES, SERIES LLC

LENDER:

AMERICAN BANK OF THE NORTH

X John Zanotti
Authorized Officer

LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF Utah)
) **SS**
COUNTY OF Uintah)

On this 31 day of July, 20 18, before me, the undersigned Notary Public, personally appeared **Annette D. Meier, Manager of MEIER PROPERTIES, SERIES LLC,** and known to me to be a member or designated agent of the limited liability company that executed the Modification of Deed of Trust and acknowledged the Modification to be the free and voluntary act and deed of the limited liability company, by authority of statute, its articles of organization or its operating agreement, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this Modification and in fact executed the Modification on behalf of the limited liability company.

By Mickie L. Allred **Residing at** Uintah Co. Utah

Notary Public in and for the State of Utah **My commission expires** May 10, 2020

Notary Public
MICKIE L. ALLRED
Commission #688949
My Commission Expires
May 10, 2020
State of Utah

LENDER ACKNOWLEDGMENT

STATE OF Minnesota)
) SS
COUNTY OF Itasca)

On this 1st day of August, 20 18, before me, the undersigned Notary Public, personally appeared John Zanotti and known to me to be the Executive Vice President, authorized agent for **American Bank of the North** that executed the within and foregoing instrument and acknowledged said instrument to be the free and voluntary act and deed of **American Bank of the North,** duly authorized by **American Bank of the North** through its board of directors or otherwise, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this said instrument and in fact executed this said instrument on behalf of **American Bank of the North.**

By [signature] **Residing at** Itasca County, MN

Notary Public in and for the State of Minnesota **My commission expires** 1/31/2020

MELANIE EILEEN ONITA SOREM
NOTARY PUBLIC
MINNESOTA
My Comm. Exp. Jan. 31, 2020

LaserPro, Ver. 18.2.0.027 Copr. Finastra USA Corporation 1997, 2018. All Rights Reserved. - UT/MN D:\DH\CFI\LPL\G202.FC TR-63148 PR-116